EXHIBIT 10.41




                              AMENDED AND RESTATED
                           AGREEMENT BETWEEN CREDITORS

     THIS AMENDED AND RESTATED AGREEMENT BETWEEN CREDITORS ("Agreement") is made and entered into as of April 10, 2003, by and among between Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), Flying Food Group, L.L.C. ("FFG") and any of its affiliates, including but not limited to Briazz Venture, L.L.C. (collectively with FFG, the "Lenders"), Spinnaker Investment Partners, L.P. ("Spinnaker") and BRIAZZ, INC. ("Borrower"). This Agreement amends and restates in its entirety the agreement between creditors dated December 2, 2002 among Laurus, the Lenders and Borrower.

     A. Laurus is the payee and owner and holder of that certain promissory note, dated June 18, 2002, executed by Borrower and payable to the order of Laurus in the original principal amount of $1,250,000 (the "Existing Note", as amended, modified or supplemented from time to time). The Existing Note is secured by a security interest in the assets of Borrower as more fully described and evidenced by that certain security agreement with Laurus dated June 18, 2002 (as amended, modified and supplemented from time to time, the "Laurus Security Agreement") and by a UCC Financing Statement filed on June 24, 2002 with the Washington Department of Licensing (the "UCC Filing"). The interest of Laurus in the collateral granted by Borrower to Laurus under the Laurus Security Agreement and securing debt owed to Laurus pursuant to the Existing Note (the "Laurus Collateral"), including but not limited to the security interest evidenced by the UCC Filings, is referred to in this Agreement as the "Laurus Security Interest", the obligations now and hereafter outstanding secured by the Laurus Security Interest are referred to as the "Laurus Obligations" and all documents and instruments executed by the Borrower in connection with the Laurus Obligations are referred to as the "Laurus Documents".

     B. In connection with the Amended and Restated Purchase Agreement dated March 5, 2003 (the "Securities Purchase Agreement") between Briazz Venture,
L.L.C. and Borrower, Borrower entered into a security agreement ("Lender Security Agreement") with the Lenders securing certain obligations of the Borrower pursuant to (i) a non-convertible promissory note in the principal amount of $2,000,000 (the "Lenders Note"), (ii) the Lender Security Agreement,
(iii) the Food Production Agreement dated December 1, 2002 between FFG and Borrower, as amended and restated (the "Food Production Agreement"), together with the amounts now or hereinafter outstanding under the Lenders Note, the Lender Security Agreement, as amended and restated, and the Food Production Agreement, the "Lender Obligations").

     C. Contemporaneously with the execution hereof, Borrower is issuing to Spinnaker a non-convertible promissory note of even date herewith in the principal amount of $550,000 (the "Spinnaker Note" and the amounts now or hereafter owing under the Spinnaker Note shall herein be referred to as, the "Spinnaker Obligations").

     D. The Lender Obligations and the Spinnaker Obligations, whether now existing or created after the date hereof, are secured by a security interest in certain collateral (all such collateral, the "Collateral') under the terms of the Amended and Restated Security Agreement of even date herewith (the "Security Agreement") among Lenders, Spinnaker and Borrower. Lenders' and Spinnaker's security interest in the Collateral is referred to as the "Security



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Interest." The Lender Security Agreement is amended and restated pursuant to the terms of the Security Agreement.

     E. The Lenders Note, the Security Agreement and all other documents and instruments executed by the Borrower in connection with the Lender Obligations are referred to collectively as the "Loan Documents." The Spinnaker Note, the Security Agreement, the Purchase Agreement between Borrower and Spinnaker of even date herewith (the "Spinnaker Purchase Agreement"), the common stock purchase warrant issued to Spinnaker of even date herewith (the "Spinnaker Warrant"), twenty-five shares of the Borrower's Series E Convertible Preferred Stock and all other documents and instruments executed by the Borrower in connection with the Spinnaker Purchaser Agreement are referred to collectively as the "Spinnaker Documents."

     F. Borrower is seeking additional debt financing of approximately $3.5 million from DB Advisors, LLC or its affiliates (the "Subsequent Financing").

     G. As a condition precedent to funding under the Spinnaker Obligations, Spinnaker has required that Lenders and Laurus enter into this Agreement setting forth the relative rights of Spinnaker, the Lenders and Laurus with respect to the Collateral and Laurus Collateral.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   Equal Priority of Interests.
               ---------------------------

               1.1  Priorities; Exercise of Remedies.

                    (a) Spinnaker, Laurus and the Lenders hereby agree that the lien of the Laurus Security Interest and the lien of the Security Interest, shall rank equally in priority, none being subordinate to another. The priorities specified in this Agreement are applicable irrespective of: (i) the time, order, manner or method of creating, attaching or perfecting the respective security interest, guaranties or liens granted to Spinnaker, Lenders and Laurus in or with respect to the Collateral and Laurus Collateral; (ii) whether the Spinnaker, Lenders or Laurus or any bailee or agent thereof holds possession of any or all of the property or assets of the Borrower; (iii) the time or manner of filing Spinnaker's, the Lenders' and Laurus' respective financing statements; (iv) the date, execution or delivery of any agreement, document or instrument granting Spinnaker, Lenders or Laurus security interests or liens in or on any of all of Borrower's property or assets; and (v) any provision of the UCC as adopted by the state of Washington, as may be amended from time to time or other applicable law to the contrary. Spinnaker, Laurus and the Lenders agree that each shall be solely responsible for perfecting and maintaining the perfection of its lien in each item constituting the collateral in which it has been granted a lien. Spinnaker, Laurus and Lenders agree that each will not contest the validity, perfection, priority or enforceability of the liens of the other in the Collateral and the Laurus Collateral, as applicable.



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                    (b)  Upon default of the Spinnaker  Documents and upon prior written notice to Lenders and Laurus, Spinnaker may exercise any and all remedies that it may have under the Spinnaker Documents and/or under applicable law with respect to the Collateral, including without limitation, sale of the Collateral at public or private sale or retention of the Collateral so long as the exercise of such remedies is conducted in a commercially reasonably manner. In connection therewith, Laurus and the Lenders, and each individually, waive any and all right to affect the method or challenge the appropriateness of any action of Spinnaker.

                    (c) Upon default of the Loan Documents and upon prior written notice to Laurus and Spinnaker, Lenders may exercise any and all remedies that they may have under the Loan Documents and/or under applicable law with respect to the Collateral, including without limitation, sale of the Collateral at public or private sale or retention of the Collateral so long as the exercise of such remedies is conducted in a commercially reasonably manner. In connection therewith, Laurus and Spinnaker, and each individually, waive any and all right to affect the method or challenge the appropriateness of any action of Lenders.

                    (d) Upon default of the Laurus Documents and upon prior written notice to Lenders and Spinnaker, Laurus may exercise any and all remedies that it may have under the Laurus Documents and/or under applicable law with respect to the Laurus Collateral, including without limitation, sale of the Laurus Collateral at public or private sale or retention of the Laurus
Collateral so long as the exercise of such remedies is conducted in a commercially reasonably manner. In connection therewith, Lenders and Spinnaker, and each individually, waive any and all right to affect the method or challenge the appropriateness of any action of Laurus.

               1.2 Distributions. Upon any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings including, without limitation, all amounts received by Spinnaker, any Lender and/or Laurus under and in accordance with Section 1.1 above (each such payment, distribution and/or amount is hereafter referred to as a "Collateral Proceed Amount"), all
Collateral  Proceed  Amounts  shall  be paid to each of  Spinnaker,  Laurus  and
Lenders on a pro rata basis in accordance with Borrower's outstanding obligations to each of Spinnaker, Lenders and Laurus pursuant to the Spinnaker Documents, the Loan Documents and Laurus Documents, respectively.

               1.3 Treatment of Collateral Proceed Amounts. Any and all Collateral Proceed Amounts received by any of Spinnaker, the Lenders or Laurus pursuant to the provisions of Section 1.1 or 1.2 shall be held in trust for the benefit of Spinnaker, the Lenders and Laurus, and shall be apportioned among Spinnaker, Lenders and Laurus, paid over or delivered to the other party on a pro rata basis to each in accordance with Borrower's outstanding obligations to each of Spinnaker, Lenders and Laurus pursuant to the Spinnaker Documents, Loan Documents and Laurus Documents, respectively.

          2. Notice of Default. Each of Spinnaker, Lenders and Laurus shall give the others prompt notice of default by the Borrower under the Spinnaker Documents, the Loan



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Documents and the Laurus Documents, as applicable, and to the extent such notice is required to be given to the Borrower under the Spinnaker Documents, the Loan Documents and/or Laurus Documents, as applicable, at the same time as such notice is given to the Borrower. Except as set forth herein, each of Spinnaker, Lenders and Laurus hereby waive all other notices of any kind to which the other may be entitled at any time in connection with Spinnaker's, Lenders' or Laurus' financing arrangements with the Borrower or the transactions contemplated by this Agreement other than any and all notices required under applicable law, including, without limitation, the Uniform Commercial Code.

          3. Consent of Borrower. Borrower understands and agrees that the provisions of this Agreement define the relative rights of Spinnaker, Lenders and Laurus with respect to the Collateral and Laurus Collateral, and that nothing contained in this Agreement shall impair the unconditional and absolute obligations of the Borrower under the Spinnaker Documents, the Laurus Documents or the Loan Documents. By joining in the execution of this Agreement, Borrower acknowledges, agrees, and consents to all of the provisions hereof.

          4. Consent of Laurus. Laurus hereby consents to Lenders' financing of Borrower pursuant to the Securities Purchase Agreement and Loan Documents. Laurus hereby consents to the Food Production Agreement dated as of and as in effect on December 1, 2002, as it may be amended from time to time, between Borrower and FFG and any and all actions contemplated thereunder, including but not limited to, closure of Borrower's central kitchens, the transfer of such activities to Lenders, the transfer of any equipment, materials or other items in connection with the closure of the central kitchens, the subleasing or assignment of any of Borrower's leases for such facilities, and all such agreements required to accomplish such actions. In addition, Laurus hereby consents to Spinnaker's financing of Borrower pursuant to the Spinnaker Documents and all such other documents and transactions contemplated thereunder in each case as in effect on the date hereof.

          5. Consent of Lenders. Lenders hereby consent to Spinnaker's financing of Borrower pursuant to the Spinnaker Documents and all transactions and the execution of any additional documents contemplated thereunder, including but not limited to the Spinnaker Purchase Agreement and issuance of the Series E Convertible Preferred Stock and Spinnaker Warrant. Lender hereby waives any and all terms, covenants or provisions contained in the Series D Convertible Preferred Stock, warrants issued to Lenders or Loan Documents necessary to permit the completion of Spinnaker's financing without resulting in a default under the Loan Documents. Lender hereby excludes (x) from the definition of Additional Stock contained in the designation of the Series D Convertible Preferred Stock the shares of Series E Convertible Preferred Stock to be issued to Spinnaker pursuant to the Spinnaker Documents and shares of common stock issuable thereunder, and (y) from the definition of Additional Stock contained in the warrant issued to Briazz Venture, L.L.C. on March 6, 2003 the Spinnaker Warrant and shares of common stock issuable thereunder, and the shares of Series E Convertible Preferred Stock and shares of common stock issuable thereunder.

          6. Laurus' Right to Receive Interest Payments. Pursuant to the Allonge to the Existing Note dated as of February 26, 2003 (the "Allonge"), Laurus acknowledges that so long as no default shall have occurred under the Laurus Documents, during the period



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commencing  on the date hereof and ending on the earlier of (i) June 30, 2003 or
(ii) the first business day of the month following the closing of the Subsequent Financing, Borrower shall only be required to make interest payments in respect of the Laurus Obligations. On and after such date or earlier upon the occurrence of a default under the Laurus Documents, Borrower shall make interest and principal payments in respect of the Laurus Obligations in accordance with the terms of the Existing Note as amended, including, but not limited to, by the Allonge. The terms of this Section 6 shall not be deemed an event of default under the Laurus Documents. In the event that, notwithstanding the foregoing, any payment shall be received by Laurus when such payment is prohibited by this
Section 6, the pro rata portions of such payment attributable to Spinnaker and Lenders shall be held in trust for the benefit of, and shall be paid over or delivered to, Spinnaker and the Lenders, respectively, in accordance with
Section 1.2. Laurus further acknowledges that it may not request any conversion of all or part of the Existing Note into the equity of Borrower under the Laurus Obligations until the earlier of (i) June 30, 2003 or (ii) the closing of the Subsequent Financing. All parties also acknowledge and agree that until all amounts outstanding on the Lenders Note and the Spinnaker Note have been repaid in full, Borrower shall not be required to make any principal payments on the Existing Note except for principal payments made solely in the form of shares of Borrower's Common Stock, if such payments are permitted to be made in Common Stock pursuant to the terms and conditions of the documents governing the Laurus Obligations; provided, however, if such payments are not permitted to be made in Common Stock, Borrower remains obligated to make such principal payments in cash.

          7.   Miscellaneous Provisions.
               ------------------------

               7.1 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns. Each party shall notify its respective transferees or assignees that this Agreement is in effect. Each party shall notify the other in writing of any such assignment or transfer.

               7.2 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself.

               7.3 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties. No attempted waiver of any provision of this Agreement shall be binding unless in writing and signed by the party to be bound.

               7.4 Attorneys' Fees. In the event a suit, action, or other proceeding of any nature whatsoever, including any proceeding under the U.S. Bankruptcy Code, is instituted in connection with any controversy arising out of this Agreement or to interpret or enforce any rights hereunder, the prevailing party shall be entitled to recover from the losing party its attorneys', paralegals', accountants', and other experts' fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith, as determined by the court at trial or on any appeal or review, in addition to all other amounts provided by law.



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               7.5  Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

               7.6 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements among them with respect to such matters, including, but not limited to, the Creditor Agreement.

               7.7 Notices. Notices under this Agreement shall be in writing and shall be effective when actually delivered, by facsimile or by personal delivery, or three (3) days after being deposited in the United States Mails, certified, return receipt requested, directed to the other party at the address set forth below, or to such other address as the party may indicate by written notice:

     If to Borrower:      BRIAZZ, Inc.
                          3901 7th Avenue South, Suite 200
                          Seattle, Washington  98108
                          Attention: Victor D. Alhadeff, Chief Executive Officer
                          Facsimile: (206) 467-1970

     If to Spinnaker:     Spinnaker Investment Partners L.P.
                          56 John Street
                          Southport, Connecticut 06890
                          Attention:  Charles C. Matteson, Jr.
                          Telephone:  (203) 259-6661
                          Facsimile:  (203) 255-8828

     If to Lenders:       Flying Food Group, L.L.C.
                          212 North Sangamon, Suite 1-A
                          Chicago, Illinois  60607
                          Attention: David Cotton
                          Facsimile: (312) 243-5088

     If to Laurus:        Daniel M. Laifer, Esq.
                          152 West 57th Street, 4th Floor
                          New York, New York 10019
                          Facsimile: (212) 541-4434



               7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York.



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               7.9  Inconsistent  Provisions.  In the event of any inconsistency between the provisions of this Agreement and the provisions of the Spinnaker Documents, the provisions of the Laurus Documents, or the provisions of the Loan Documents, the provisions of this Agreement shall control and shall be binding upon the parties hereto.

               7.10 Construction and Interpretation. The headings or titles of the sections of this Agreement are intended for ease of reference only and shall have no effect whatsoever on the construction or interpretation of any provision of this Agreement. All provisions of this Agreement have been negotiated at arms length and this Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof, notwithstanding that each party may have signed a separate signature page.

               7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, notwithstanding that one or more parties may have signed a separate signature page.





      [Remainder of page intentionally left blank; signature page follows]








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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LAURUS:                                Laurus Master Fund, Ltd
                                       A Cayman Islands company

                                       By:  /s/ David Grin
                                            -----------------------------------
                                       Title:
                                              ---------------------------------

BORROWER:                              Briazz, Inc., a Washington corporation

                                       By:    /s/ Victor D. Alhadeff
                                            -----------------------------------
                                       Title: CEO
                                              ---------------------------------

LENDERS:                               Flying Food Group LLC
                                       By:   New Management, Ltd., its Manager

                                             By:  /s/ David L. Cotton
                                                  -----------------------------
                                             Its: Chief Financial Officer
                                                  -----------------------------

                                       Briazz Venture, LLC

                                             By:  /s/ David L. Cotton
                                                  -----------------------------
                                             Its: Chief Financial Officer
                                                  -----------------------------

SPINNAKER:                             Spinnaker Investment Partners, L.P.
                                       By:   Spinnaker Capital Partners, LLC,
                                                its General Partner

                                             By:  /s/ Charles C. Matteson, Jr.
                                                  -----------------------------
                                             Its: Manager
                                                  -----------------------------




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